Execution Version

Sixth Amendment

To

Amended and Restated Credit Agreement

Dated as of November 4, 2024

Among

Chord Energy Corporation,
as Parent,

Oasis Petroleum North America LLC,
As Borrower,

the other Credit Parties party hereto,

Wells Fargo Bank, National Association,
as Administrative Agent, Issuing Bank and Swingline Lender

and

The Lenders Party Hereto

SIXTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT
THIS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Sixth Amendment”) dated as of November 4, 2024, is among: Chord Energy Corporation, a Delaware corporation (the “Parent”); Chord Energy LLC, a Delaware limited liability company (f/k/a Oasis Petroleum LLC) (“Chord LLC”), Oasis Petroleum North America LLC, a Delaware limited liability company (the “Borrower”); the other Guarantors listed on the signature pages hereto; each of the Lenders party hereto; and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and as the issuing bank (in such capacity, the “Issuing Bank”).
R E C I T A L S:
A.The Parent, Chord LLC, the Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of July 1, 2022 (as amended, amended and restated, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to and on behalf of the Borrower.
B.The Parent, the Borrower, the Administrative Agent, the Issuing Bank and the Lenders party hereto desire to amend certain provisions of the Credit Agreement as set forth herein effective as of the Sixth Amendment Effective Date (as defined below), subject to the terms and conditions hereof.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Sixth Amendment. Unless otherwise indicated, all section references in this Sixth Amendment refer to sections of the Credit Agreement.
Section 2.Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Sixth Amendment, and subject to the conditions precedent contained in Section 3 hereof, effective as of the Sixth Amendment Effective Date, the Credit Agreement shall be amended as follows:
2.1Amendments to Section 1.02.
(a)Each of the following definitions is hereby amended and restated in its entirety to read as follows:
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“Agreement” means this Amended and Restated Credit Agreement, including any schedules and exhibits hereto, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, and the Sixth Amendment, and as the same may from time to time be further amended, restated, amended and restated, supplemented or modified.
(b)Each of the following definitions is hereby added to Section 1.02 in its appropriate alphabetical order to read as follows:
“Sixth Amendment” means that certain Sixth Amendment to Amended and Restated Credit Agreement, dated as of November 4, 2024 among the Parent, the Borrower, the other Guarantors, the Administrative Agent, the Issuing Bank and the Lenders party thereto.
2.2Amendment to Section 9.02(c). Section 9.02(c) is hereby amended by replacing the phrase “incurred on or prior to December 1, 2024” contained therein with the phrase “incurred on or prior to December 1, 2025”.
Section 3.Conditions Precedent. This Sixth Amendment shall become effective as of the date when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Sixth Amendment Effective Date”):
3.1Executed Counterparts of Sixth Amendment. The Administrative Agent shall have received from the Borrower, each Guarantor and the Majority Lenders (in such number as may be requested by the Administrative Agent) executed counterparts of this Sixth Amendment signed on behalf of such Person.
3.2Fees and Expenses. The Administrative Agent shall have received all fees and other amounts due and payable by the Credit Parties on or prior to the Sixth Amendment Effective Date, including, to the extent invoiced at least two (2) Business Days prior to the Sixth Amendment Effective Date, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower pursuant to the Credit Agreement.
3.3No Default. No Default, Event of Default or Borrowing Base Deficiency shall have occurred and be continuing as of the Sixth Amendment Effective Date prior to and after giving effect to the terms of this Sixth Amendment.
The Administrative Agent is hereby authorized and directed to declare the Sixth Amendment Effective Date to have occurred when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 4.Miscellaneous.
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4.1Confirmation and Effect. The provisions of the Credit Agreement, as amended by this Sixth Amendment, shall remain in full force and effect following the effectiveness of this Sixth Amendment. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.
4.2No Waiver. Neither the execution by the Administrative Agent or the Lenders of this Sixth Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any Defaults or Events of Default which may exist, which may have occurred prior to the date of the effectiveness of this Sixth Amendment or which may occur in the future under the Credit Agreement and/or the other Loan Documents. Similarly, nothing contained in this Sixth Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Default or Event of Default, (b) except to the extent expressly set forth herein, amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument.
4.3Ratification and Affirmation; Representations and Warranties. Each Credit Party hereby: (a) acknowledges the terms of this Sixth Amendment, (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (c) represents and warrants to the Lenders that as of the date hereof, after giving effect to the execution of this Sixth Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects) as of such specified earlier date and (ii) no Default or Event of Default has occurred and is continuing.
4.4Counterparts. This Sixth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Sixth Amendment by facsimile or other electronic transmission (e.g., “pdf” or “tif”), including via DocuSign or other similar electronic signature technology shall be effective as delivery of a manually executed counterpart hereof.
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4.5No Oral Agreement. This Sixth Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.
4.6GOVERNING LAW. THIS SIXTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
4.7Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Sixth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of Simpson Thacher & Bartlett LLP, as counsel to the Administrative Agent.
4.8Severability. Any provision of this Sixth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
4.9Successors and Assigns. This Sixth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
4.10Loan Document. This Sixth Amendment shall constitute a “Loan Document” under and as defined in Section 1.02 of the Credit Agreement.
4.11No Novation. The parties hereto agree that this Sixth Amendment does not in any way constitute a novation of the existing Credit Agreement, but is an amendment of the Credit Agreement.
[Signatures Begin Next Page]
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IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed as of the date first written above.

BORROWER:	OASIS PETROLEUM NORTH AMERICA LLC

	By:	/s/ Richard Robuck
	Name:	Richard Robuck
	Title:	Executive Vice President and Chief Financial Officer

GUARANTORS:	CHORD ENERGY CORPORATION
CHORD ENERGY LLC
CHORD ENERGY MARKETING LLC
OASIS WELL SERVICES LLC
OMS HOLDINGS LLC
OASIS PETROLEUM PERMIAN LLC
OASIS INVESTMENT HOLDINGS LLC
WHITING HOLDINGS LLC
WHITING OIL AND GAS CORPORATION
SPARK CANADIAN HOLDINGS INC.
SPARK ACQUISITION ULC
ENERPLUS CORPORATION
ENERPLUS ENERGY LTD.
ENERPLUS RESOURCES U.S. INC.
ENERPLUS USA 2006 ACQUISITION INC.
ENERPLUS RESOURCES (USA)
CORPORATION
ENERPLUS WILLISTON I, LLC
ENERPLUS WILLISTON II, LLC

	By:	/s/ Richard Robuck
	Name:	Richard Robuck
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

ADMINISTRATIVE AGENT,
SWINGLINE LENDER,
ISSUING BANK AND LENDER:	WELLS FARGO BANK, NATIONAL
ASSOCIATION,
as Administrative Agent, Issuing Bank, a Swingline
Lender and a Lender

	By:	/s/ Michael Real
	Name:	Michael Real
	Title:	Managing Director

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

CITIBANK, N.A., as a Lender

By:	/s/ Cliff Vaz
Name:	Cliff Vaz
Title:	Vice President

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Dalton Harris
Name:	Dalton Harris
Title:	Authorized Officer

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Emilee Scott
Name:	Emilee Scott
Title:	Authorized Signatory

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ David Lee Garza
Name:	David Lee Garza
Title:	Vice President
Signature Page to Sixth Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

CANADIAN IMPERIAL BANK OF
COMMERCE, NEW YORK BRANCH,
as a Lender

By:	/s/ Kevin A. James
Name:	Kevin A. James
Title:	Authorized Signatory

By:	/s/ Donovan C. Broussard
Name:	Donovan C. Broussard
Title:	Authorized Signatory
Signature Page to Sixth Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

CITIZENS BANK, N.A., as a Lender

By:	/s/ Parker U. Mears
Name:	Parker U. Mears
Title:	Senior Vice President

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

ZIONS BANCORPORATION, N.A. DBA
AMEGY BANK, as a Lender

By:	/s/ John Moffitt
Name:	John Moffitt
Title:	Senior Vice President

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

BOKF, NA DBA BANK OF TEXAS, as a Lender

By:	/s/ Mari Salazar
Name:	Mari Salazar
Title:	SVP, Regional Manager

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

TRUIST BANK, as a Lender

By:	/s/ Greg Krablin
Name:	Greg Krablin
Title:	Director

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

COMERICA BANK, as a Lender

By:	/s/ Britney P. Moore
Name:	Britney P. Moore
Title:	Vice President

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

REGIONS BANK, as a Lender

By:	/s/ Michael Kolosowsky
Name:	Michael Kolosowsky
Title:	Managing Director

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Priyankush Goswami
Name:	Priyankush Goswami
Title:	Authorized Signatory

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

MIZUHO BANK, LTD., as a Lender

By:	/s/ Edward Sacks
Name:	Edward Sacks
Title:	Managing Director
Signature Page to Sixth Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

PNC BANK, NATIONAL ASSOCIATION, as a
Lender

By:	/s/ Thomas Magness
Name:	Thomas Magness
Title:	Assistant Vice President

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

U.S. BANK NATIONAL ASSOCIATION, as a
Lender

By:	/s/ John C. Lozano
Name:	John C. Lozano
Title:	Senior Vice President

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Alia Qaddumi
Name:	Alia Qaddumi
Title:	Director

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)

FIFTH THIRD BANK, NATIONAL
ASSOCIATION, as a Lender

By:	/s/ Dan Condley
Name:	Dan Condley
Title:	Managing Director

Signature Page to Sixth Amendment to Amended and Restated Credit Agreement
(Oasis Petroleum North America LLC)